AMENDMENT NO. 1
to
SCHEDULE 14A
(RULE 14A – 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12
☐	CONFIDENTIAL, FOR THE USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6 (e) (2) )

PICO HOLDINGS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PICO HOLDINGS, INC.
875 Prospect Street, Suite 301
La Jolla, California 92037
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of Shareholders of PICO Holdings, Inc., a California corporation (the “Company”), will be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on Friday, August 4, 2006 at 9:00 a.m. (PDT) for the following purposes:
1.	To elect two directors, for which positions the Board of Directors has nominated S. Walter Foulkrod, III, Esq. and Richard D. Ruppert, MD to serve for three years until the annual meeting of shareholders in the year 2009 and until their respective successors have been duly elected and qualified.

2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
Shareholders of record at the close of business on June 6, 2006 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.
By Order of the Board of Directors
/s/ Ronald Langley
Ronald Langley
Chairman of the Board
Dated: June 19, 2006
TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE BY TELEPHONE OR THE INTERNET, OR FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PICO HOLDINGS, INC.
875 Prospect Street, Suite 301
La Jolla, California 92037
PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2006
The proxy accompanying this Proxy Statement is solicited by the Board of Directors of PICO Holdings, Inc., a California corporation (the “Company”), to be voted at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California at 9:00 a.m. (PDT) on Friday, August 4, 2006 and at any adjournment thereof. The proxy may be revoked by appropriate written notice at any time before it is exercised or by voting in person at the meeting.
At the Annual meeting, the following matters will be considered:
1.	To elect two directors, for which positions the Board of Directors has nominated S. Walter Foulkrod, III, Esq. and Richard D. Ruppert, MD to serve for three years until the annual meeting of shareholders in the year 2009 and until their respective successors have been duly elected and qualified.

2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
The Board of Directors recommends that stockholders vote FOR the election as director of the nominees named herein.
The Company’s principal executive office is located at 875 Prospect Street, Suite 301, La Jolla, California 92037, and its telephone number is (858) 456-6022.
General Information
A copy of the Company’s Annual Report to Shareholders for 2005 accompanies this Proxy Statement. The Annual Report and these proxy solicitation materials are being mailed on or about June 19, 2006 to all shareholders entitled to vote at the meeting. In most cases, only one annual report and proxy statement is being delivered to multiple stockholders sharing an address unless the Company has received a written or oral request for a separate copy of the annual report and proxy statement. A separate copy of the annual report and proxy statement can be requested by calling the Company at (858) 456-6022 or by sending a written request to the Company at 875 Prospect Street, Suite 301, La Jolla, California 92037. Stockholders sharing an address who are receiving multiple copies of the annual report and proxy statement may request delivery of a single copy of the annual report and proxy statement by either calling the Company at the number listed above or by sending a written request to the Company at the address listed above.
As of June 6, 2006, the record date for the determination of shareholders entitled to vote at the Annual Meeting, 15,871,440 shares of Common Stock of the Company were issued and outstanding, excluding 3,228,300 treasury shares held by the Company’s subsidiaries. Only shareholders of record as of the close of business on June 6, 2006 are entitled to vote at the Annual Meeting and any adjournment thereof. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, except for the shares held by the Company and subsidiaries of the Company which may not be voted. Our Bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting of Shareholders.
In voting for the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder may cumulate such voting power as such shareholder possesses and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or distribute such shareholder’s votes on the same principle among two or more candidates, as such shareholder sees fit. However, no shareholder is entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless at least one shareholder has given notice, at the Annual Meeting prior to the voting, of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for nominated candidates.
The proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choice made by the shareholder thereon. If a choice is not made with respect to any issue, the proxy will be voted in favor of the items described in this Proxy Statement. If cumulative voting is permitted in the election of directors at the Annual Meeting, the proxy holders shall have discretion as to the manner in which votes represented by the proxy are to be cumulated, unless the proxy indicates the manner in which such votes shall be cumulated. A shareholder giving a proxy has the power to revoke his or her proxy by written notice delivered to the Secretary of the Company or by the shareholder voting in person at the Annual Meeting.
Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting who will also determine whether or not a quorum is present. The inspector of election will treat abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote on a particular matter, as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the election of directors.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of May 11, 2006, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of Common Stock, (ii) each director and director nominee, (iii) each Named Officer (as defined in Executive Compensation and Other Matters), and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole investment and voting power, subject to community property laws. Unless otherwise indicated, the business address for each person is 875 Prospect Street, Suite 301, La Jolla, CA 92037.

	Number of Shares
	and Nature of		Percentage
	Beneficial		Ownership
Name and Address of Beneficial Owner	Ownership(1)		of Shares
Ronald Langley(2)	3,350,014		21.1%

John R. Hart(3)	3,356,187		21.1%

Carlos C. Campbell(4)	1,000		*

S. Walter Foulkrod, III, Esq.	2,903		*

Richard D. Ruppert, MD (5)	6,298		*

Kenneth J. Slepicka	-0	-	*

John D. Weil(6)	4,228,332		26.6%

Richard H. Sharpe (7)	8,504		*

Maxim C. W. Webb(8)	1,875		*

W. Raymond Webb	20		*

PICO Equity Investors, L.P. (9)	3,333,333		21.0%

Dimensional Fund Advisors Inc. (10) 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401	1,073,452		6.76%

Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler (11) 1000 N. Water Street, Suite 1770, Milwaukee, WI 53202	1,411,231		8.89%

FMR Corp., 82 Devonshire Street, Boston, MA 02109 (12)	2,285,800		14.4%

Executive Officers and Directors as a Group (12 persons)	4,298,858		27.0%

*	Less than one percent (1%)

(1)	Sole voting and investment power unless otherwise indicated.

(2)	16,641 of these shares are held in the Company’s 401(k) Plan. Mr. Langley owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company.

(3)	17,839 of these shares are held in the Company’s 401(k) Plan. Mr. Hart owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 19,940 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Hart.

(4)	The number shares shown above does not include 2,644 shares held in a deferred compensation plan Rabbi Trust for Mr. Campbell.

(5)	Dr. Ruppert shares voting and investment power with his wife. The number of shares shown above does not include 2,505 shares held in a deferred compensation plan Rabbi Trust for Dr. Ruppert.

(6)	Of these shares 894, 999 are owned by a partnership which Mr. Weil controls. Mr. Weil owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 8,084 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Weil.

(7)	The number of shares shown includes 3,586 shares held in the Company’s 401(k) Plan.

(8)	The number of shares shown includes 1,494 shares held in the Company’s 401(k) Plan.

(9)	Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.

(10)	The Company received a Form 13-G filing from Dimensional Fund Advisors Inc. in 2006 for calendar year 2005.

(11)	The Company received a Form 13-G filing from Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler in 2006 for calendar year 2005.

(12)	FMR Corp. has beneficial ownership of 2,285,800 shares of the Company’s Stock. These shares were purchased from the Company in a private placement on May 4, 2006.

1. ELECTION OF DIRECTORS
Nominees and Continuing Directors
The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. Pursuant to Section 3.2 of the Company’s Bylaws, the total number of directors has been established as seven. Two directors of the Company are to be elected for terms ending at the Annual Meeting of Shareholders in the year 2009 or until their respective successors have been duly elected and qualified. Pursuant to Nasdaq listing standards, the Board of Directors has determined that Carlos C. Campbell, S. Walter Foulkrod, III, Esq., Richard D. Ruppert, MD, Kenneth J. Slepicka and John D. Weil are independent directors as defined by listing standards for the Nasdaq National Market. The independent Directors have regularly scheduled meetings at which only the independent Directors are present.
Unless otherwise instructed, the proxy holders named on the enclosed form of proxy intend to distribute the votes represented by proxies in such proportions as they deem desirable to elect the two nominees named below or their substitutes. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the Annual Meeting, a substitute nominee will be recommended to the Board of Directors by the Nominating Committee. See “Stock Ownership of Certain Beneficial Owners and Management” for the number of shares of Common Stock beneficially owned by these nominees.

The Nominating Committee has recommended that S. Walter Foulkrod, III, Esq. and Richard D. Ruppert, MD be nominated for election as directors at the Company’s Annual Meeting of Shareholders on August 4, 2006 for terms ending in 2009. A majority of the independent directors approved the nomination for election to the Board of Directors of S. Walter Foulkrod, III, Esq. and Richard D. Ruppert, MD. The following table sets forth information regarding the nominees for election as directors and the other directors whose terms of office as directors will continue after the Annual Meeting, including their ages, a brief description of their business experience, certain directorships held by each of them and the year in which each became a director of the Company.
If a quorum is present and voting, the nominees for election as directors receiving the highest numbers of votes shall be elected. Abstentions and broker non-votes have no effect on the vote.
THE COMPANY’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR ELECTION LISTED BELOW.

Director Name	Business Experience	Age	Since
Nominees standing for terms ending in 2009:

S. Walter Foulkrod, III, Esq.	Attorney; owner of one third of the issued and outstanding capital stock of Foulkrod Ellis Professional Corporation, Attorneys at Law, Harrisburg, PA; sole owner of S. Walter Foulkrod, III & Associates, Attorneys at Law, Harrisburg, PA from 1994 through 2000; President and Chairman of Foulkrod, Reynolds & Havas, PC, from 1984 to 1994; Director of Physicians since 1988.	64	1996

Richard D. Ruppert, MD	Physician; President of Medical College of Ohio from 1978 to 1993; President of American Society of International Medicine from 1992 to 1993; Director of Physicians since 1988.	75	1996

Directors with terms ending in 2008:

John R. Hart	Director of Physicians Insurance Company of Ohio since 1993 and President and CEO since 1995; Director, President and CEO of Global Equity Corporation from 1995 to 1998 when it was combined with PICO Holdings, Inc.; Director of Vidler Water Company, Inc. since 1995, Chairman since 1997, and President and CEO since 1998; Director, President and CEO of PICO Holdings, Inc. since 1996; Director and Chairman of Citation Insurance Company since 1996; Director, Chairman, President and CEO of Nevada Land & Resource Company, LLC since 1997; Director of HyperFeed Technologies, Inc. since 1997.	46	1996

Ronald Langley	Director of Physicians Insurance Company of Ohio since 1993 and Chairman since 1995; Director and Chairman of Global Equity Corporation from 1995 to 1998 when it was combined with PICO Holdings, Inc.; Director of HyperFeed Technologies, Inc. since 1995 and Chairman since 2004; Director of Vidler Water Company, Inc. since 1995; Chairman and Director of PICO Holdings, Inc. since 1996; Director of Citation Insurance Company since 1996; Director of Nevada Land & Resource Company, LLC since 1997; Director of Jungfraubahn Holding AG since 2000.	62	1996

John D. Weil	President, Clayton Management Company, an investment company; Director of Allied Health Products, Inc. and Baldwin & Lyons, Inc.; Director of Physicians since 1987.	65	1996

Director Name	Business Experience	Age	Since
Directors with terms ending in 2007:

Carlos C. Campbell	President, C. C. Campbell & Co.; Director of Resource America, Inc.; Director of Herley Industries, Inc.; Director of HyperFeed Technologies, Inc.	68	1998

Kenneth J. Slepicka	Chief Executive Officer of Synthonics Inc., an early stage biotechnology company; held Risk Advisor and Portfolio Manager positions in the financial service industry; President and Treasurer of SBC Warburg Futures Inc. from 1994 to 1998; Executive Director of Fixed Income Trading for O’Connor & Associates from 1985 to 1994; former member of the Chicago Board of Trade, Chicago Mercantile Exchange, Chicago Board of Options exchange, and Pacific Options Exchange and held numerous committee memberships at each of the exchanges; served as a Governor of the Board of Trade Clearing Corporation; member of the FIA Steering Committee and the Federal Reserve FCM Working Group; Director of HyperFeed Technologies, Inc. and the Illinois Fatherhood Initiative.	50	2005
Committees of the Board of Directors
The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and a Nominating Committee.
The Audit Committee consists of Dr. Ruppert (Chairman) and Messrs. Campbell and Foulkrod, none of whom has been or is an officer or employee of the Company. Each member of the Committee in the judgment of the Board is independent as that term is defined in the listing standards for the Nasdaq National Market. In 2005, this Committee met ten times. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Company and its subsidiaries; meeting with the Company’s independent auditors to review their reports on their audits of the Company’s financial statements, their comments on the internal accounting controls of the Company and the action taken by management with regard to such comments; reviewing auditor independence; issuing an Audit Committee report to shareholders; and the appointment of the Company’s independent auditors. The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits and to perform such other duties as may be assigned to it from time to time by the Board of Directors.
The Compensation Committee consists of Messrs. Weil (Chairman) and Campbell, and Dr. Ruppert. None of its members is or has been an officer or employee of the Company and the Board of Directors has determined that each member of the Committee is independent as that term is defined in the listing standards for the Nasdaq National Market. The Compensation Committee met four times in 2005. The functions of the Compensation Committee include reviewing and approving the overall executive compensation program for officers of the Company and its subsidiaries, considering and reviewing compensation levels for services as a member of the Board of Directors, approving individual executive officer compensation packages and recommending to the Board of Directors modifications of the compensation package for the Chief Executive Officer. The Compensation Committee’s goals are to attract and retain qualified directors and key executives critical to the long-term success of the Company, to reward executives for the long-term success of the Company and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results of the Company.
The Nominating Committee met two times in 2005. Its members consist of Messrs. Langley (Chairman), Campbell and Hart. Mr. Campbell is not and has not been an officer or employee of the Company. In the judgment of the Board of Directors, Mr. Campbell is independent as that term is defined in the listing standards for the Nasdaq National Market. Mr. Langley and Mr. Hart are employees of the Company. The Committee will consider nominees recommended by shareholders; such recommendations must be submitted in writing to the Committee. A copy of the Nominating Committee’s Charter is posted on PICO’s website at www.picoholdings.com.
Audit Committee Financial Expert
Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K, Section 401(h) of the Securities Exchange Act of 1934. Dr. Ruppert is independent as defined in Regulation S-K, Section 401(h), of the Securities Exchange Act of 1934.

Directors’ Attendance
In 2005, there were four meetings of the Board of Directors of the Company. All of the directors attended 75% or more of the aggregate of their respective Board of Directors and Committee meetings.
It is the policy of the Board of Directors that each director, in the absence of extenuating circumstances, should attend the Company’s Annual Meeting of Shareholders in person. All directors attended the Company’s 2005 Annual Meeting of Shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.
Based on a review of the copies of these reports received by the Company and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements have been complied with on a timely basis for the fiscal year ended December 31, 2005.
Shareholder Nomination of Directors
Nominations other than those made by the Directors of the Company must be in writing and be delivered or mailed to the Secretary of the Company not less than 60 days prior to the Annual Meeting. Such nominations must include the information regarding each nominee required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded. The Nominating Committee will consider candidates recommended by shareholders, when submitted in writing along with the candidate’s resume and any other relevant information. A copy of the Nominating Committee’s Charter is posted on the Company’s website at www.picoholdings.com.
EXECUTIVE COMPENSATION AND OTHER MATTERS
The following table sets forth information concerning the compensation for the fiscal year ended December 31, 2005 of the (i) Chief Executive Officer of the Company and (ii) the four other most highly compensated executive officers of the Company as of December 31, 2005, whose salary and bonus exceeded $100,000. (Messrs. Langley, Hart, Sharpe, Maxim C. W. Webb, and W. Raymond Webb are sometimes hereinafter referred to as “the Named Executive Officers”.) Amounts under the caption “Bonus” are amounts earned for performance during the fiscal year indicated including amounts paid after the end of the year.
Summary Compensation Table

		Annual Compensation		Long-Term Compensation
				Securities
				Underlying		All Other
Name and Principal Position	Year	Salary	Bonus	Options/SARs		Compensation
Chief Executive Officer:
John R. Hart(1) (2)	2005	$932,988	$3,013,326	838,356	(8)	$20,625	(7)
President and Chief	2004	$908,460	$619,094	-0	-	$29,250	(7)
Executive Officer	2003	$882,000	$467,435	838,356	(9)	$28,000	(7)

Executive Officers:
Ronald Langley(2) (3)	2005	$932,988	$3,013,326	838,356	(8)	$18,500	(7)
Chairman of the	2004	$908,460	$619,094	-0	-	$29,250	(7)
Board of Directors	2003	$882,000	$467,435	752,395	(9)	$28,000	(7)

		Annual Compensation		Long-Term Compensation
				Securities
				Underlying		All Other
Name and Principal Position	Year	Salary	Bonus	Options/SARs		Compensation
Richard H. Sharpe(4)	2005	$295,265	$953,635	190,454	(8)	$24,201	(7)
Chief Operating Officer	2004	$283,909	$193,477	-0	-	$26,603	(7)
	2003	$275,640	$146,081	135,268	(9)	$25,539	(7)

Maxim C. W. Webb(5)	2005	$204,599	$660,805	163,799	(8)	$27,034	(7)
Chief Financial Officer	2004	$196,730	$134,066	-0	-	$25,948	(7)
and Treasurer	2003	$190,999	$101,224	71,137	(9)	$24,580	(7)

W. Raymond Webb(6)	2005	$160,680	$518,958	60,000	(8)	$21,231	(7)
Vice President, Investments	2004	$154,500	$52,644	-0	-	$20,378	(7)
	2003	$150,000	$39,748	40,000	(9)	$19,044	(7)

(1)	Mr. Hart became President and CEO of the Company on November 20, 1996. He became President and CEO of Physicians Insurance Company of Ohio on July 15, 1995.

(2)	On January 1, 2006, Mr. Langley and Mr. Hart each signed employment agreements with the Company. Each employment agreement provides for annual compensation of $1,075,000, subject to annual adjustment in January of each year in the same percentage applicable to the Company’s other staff members in an amount deemed adequate to provide for cost of living, subject to the Compensation Committee’s approval, based on several major compensation studies; see Report of the Compensation Committee.

(3)	Mr. Langley became Chairman of the Board of Directors of Physicians Insurance Company of Ohio on July 15, 1995. He became Chairman of the Board of Directors of the Company on November 20, 1996.

(4)	Mr. Sharpe became Chief Operating Officer of Physicians Insurance Company of Ohio on June 3, 1994. He became Chief Operating Officer of the Company on November 20, 1996.

(5)	Mr. Maxim C. W. Webb became Chief Financial Officer and Treasurer on May 14, 2001. Prior to that he was Vice President, Investments of the Company.

(6)	Mr. W. Raymond Webb became Vice President, Investments of the Company on April 18, 2003. Prior to that he was Chief Investment Analyst.

(7)	This represents amounts contributed by the Company to the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust. This retirement plan conforms to the requirements of the Employee Retirement Income Security Act.

(8)	This represents freestanding, stock-settled stock appreciation rights granted on December 12, 2005, pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (the “Plan”). The Plan was approved by the Company’s shareholders on December 8, 2005, pursuant to a proxy statement dated November 8, 2005 and filed with the SEC on November 8, 2005.

(9)	This represents cash-settled stock appreciation rights granted pursuant to the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program. The PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was approved by the Company’s shareholders on July 17, 2003.
Directors’ Compensation
At its March 14, 2005 meeting, the Board of Directors increased Board and Committee compensation as follows, retroactive to January 1, 2005. Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $35,000. The Chairman of the Audit Committee receives an additional annual retainer of $10,000, and the other members of the Audit Committee each receive an additional annual retainer of $5,000. Each Director who is not an officer or employee of the Company or its subsidiaries also receives a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one Director. Any nonemployee Director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.

Option/SAR Grants in Last Fiscal Year
On December 8, 2005, the Company’s shareholders approved the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (“Plan”). Pursuant to the Plan, the Named Executive Officers received grants on December 12, 2005 of freestanding, stock-settled stock appreciation rights as follows:

	Number	Percent of Total
	of Securities	Options/SARs
	Underlying	Granted(1) to	Exercise or Base		Grant Date
	Options/SARs	Employees in	Price(1)	Expiration	Present
Name	Granted(1)	Fiscal Year	(Dollars Per Share)	Date(1)	Value(2)
John R. Hart	838,356	38.7%	$33.76	12/12/2015	$11,024,381

Ronald Langley	838,356	38.7%	$33.76	12/12/2015	$11,024,381

Richard H. Sharpe	190,454	8.8%	$33.76	12/12/2015	$2,504,740

Maxim C. W. Webb	163,799	7.5%	$33.76	12/12/2015	$2,153,956

W. Raymond Webb	60,000	2.7%	$33.76	12/12/2015	$789,000

(1)	All the freestanding, stock-settled stock appreciation rights awarded under the Plan on December 12, 2005 were fully vested on that date, and expire on December 12, 2015. Upon exercise of freestanding, stock-settled stock appreciation rights, the number of shares issued will be based on the net exercise value times the number of stock appreciation rights exercised, minus withholding taxes. The exercise price for each freestanding, stock-settled stock appreciation right awarded on December 12, 2005 is $33.76. Without the affirmative vote of the holders of a majority of the shares of the Company’s stock cast in person or by proxy at a meeting of the Company’s shareholders at which a quorum representing a majority of all outstanding shares is present by person or by proxy, the exercise price of these freestanding, stock-settled stock appreciation rights cannot be reduced or repriced.

(2)	The grant date present values were determined using the Black-Scholes option pricing method.
Equity Compensation Plan Information

Number of
Securities Remaining
Available for
Number of Securities	Future Issuance Under
To Be Issued Upon	Weighted –Average	Equity Compensation
Exercise of	Exercised Price of	Plans (Excluding
Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights (A)	Warrants and Rights (B)	Columns (A) and (C))
Equity Compensation Plans approved by security holders (1)	2,185,965	$33.76	468,035

Equity Compensation Plans not approved by security holders (2)	-0	-	-0	-	-0	-

(1)	This refers to freestanding, stock-settled stock appreciation rights granted to employees and Directors on December 12, 2005 by the Compensation Committee, pursuant to approval on December 8, 2005 by the Company’s shareholders of the PICO Holdings, Inc. 2005 Long-Term Incentive Plan.

(2)	The Company has no equity compensation plans which have not been approved by the Company’s shareholders.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

	Number of SARs		Number of Securities		Value of Unexercised
	Exercised		Underlying Unexercised		In-the-Money SARs
	In 2005 (1)		SARs At 12/31/05(2)		At 12/31/05(3)
		Value
Name	Exercised	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald Langley	752,395	$15,625,170	838,356	-0-	-0-	-0-

John R. Hart	838,356	$17,851,842	838,356	-0-	-0-	-0-

Richard H. Sharpe	135,268	$2,559,120	190,454	-0-	-0-	-0-

Maxim C. W. Webb	71,137	$1,315,491	163,799	-0-	-0-	-0-

W. Raymond Webb	32,000	$583,360	60,000	-0-	-0-	-0-

(1)	This applies to cash-settled stock appreciation rights granted to the Named Executive Officers on July 17, 2003, pursuant to shareholder approval on July 17, 2003 of the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program. No stock options or call options were outstanding after July 17, 2003. On September 21, 2005, the Compensation Committee decided that amending the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was in the best interest of the Company and its shareholders. Under the terms of the September 21, 2005 amendment to the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program each holder of cash-settled stock appreciation rights monetized the difference between his or her exercise prices for the stock appreciation rights and the September 21, 2005 closing price of $33.23 for the Company’s stock on Nasdaq. Prior to the Compensation Committee’s September 21, 2005 action to amend the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program, all the cash-settled stock appreciation rights were fully vested. After September 21, 2005, no cash-settled stock appreciation rights were outstanding or available for grant under the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program.

(2)	This applies to freestanding stock-settled stock appreciation rights granted to the Named Executive Officers on December 12, 2005 pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. The PICO Holdings, Inc. 2005 Long-Term Incentive Plan was approved by the Company’s shareholders on December 8, 2005. All the freestanding stock-settled stock appreciation rights granted to the Named Executive Officers on December 12, 2005 were fully vested on that date. The exercise price for each freestanding stock-settled stock appreciation right granted on December 12, 2005 is $33.76.

(3)	This applies to freestanding stock-settled stock appreciation rights granted under the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. The exercise price for the freestanding stock-settled stock appreciation rights granted on December 12, 2005 was $33.76. The closing price of the Company’s shares on Nasdaq on December 30, 2005 was $32.25.
Employment Contracts, Termination of Employment, and Change in Control Arrangements
Mr. Langley and Mr. Hart entered into new employment agreements effective January 1, 2006 with the Company for an additional five years for a base salary of $1,075,000 each annually, subject to adjustment in January of each year. The employment agreements provide that if the employee is terminated for any reason other than cause, death, or disability prior to January 1, 2008, the employee shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings. If the employee is terminated for any reason other than cause, death, or disability on or after January 1, 2008, and prior to December 31, 2010, the employee shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings, and minus the amount previously paid to the employee as base salary from January 1, 2008 to the date of termination. In addition to the amount set forth above, the employee will receive the pro rata portion of the annual incentive award that would have been payable to employee under the employment agreement for the year in which termination occurs.
If the employee terminates employment as a result of death or permanent and total disability before January 1, 2008, the employee or his designated heir shall be paid a lump sum in amount equal to $3,225,000 minus applicable tax withholdings. If the employee terminates employment as a result of death or permanent and total disability, on or after January 1, 2008 and prior to December 31, 2010 the employee or his designated heir shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings and minus the amount previously paid to the employee as base salary under the employment agreement from January 1, 2008 to the date of termination of employment. In addition to the amount set forth above the employee will receive the pro rata portion of the annual incentive award that would have been payable to employee under the employment agreement for the year in which termination occurs.
If the employee terminates employment for any reason prior to December 31, 2010 the employee will receive a lump sum payment (minus applicable tax withholdings) of $500,000 if the employee terminates employment during calendar year 2006. The lump sum amount payable to the employee will decrease by $100,000 each calendar year after 2006.
These employment agreements do not include change in control clauses.
Certain Relationships and Related Transactions
Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart and Mr. Weil.
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Messrs. Weil and Campbell, and Dr. Ruppert, serve as members of the Compensation Committee. None of these individuals is, or has been, an employee or officer of the Company. Each is independent as defined by Nasdaq listing standards.
REPORT OF THE COMPENSATION COMMITTEE
Committee Members
The three-member Compensation Committee of the Board of Directors is a standing committee. Mr. Weil is the chairman and Mr. Campbell and Dr. Ruppert are the other members.
Committee Functions
The Compensation Committee is responsible for assuring that all of the executive compensation programs of the Company are developed, implemented, and administered in a way that supports the Company’s fundamental philosophy that a significant portion of executive compensation should be effectively linked to Company performance.
The Compensation Committee meets on a regularly scheduled basis. It reviews and approves the overall executive compensation program which includes both base pay and incentive compensation. It considers and approves individual executive officer compensation packages based on recommendations of the Company’s Chief Executive Officer. It recommends, for the approval of the full Board, any modification to the compensation package of the Company’s Chief Executive Officer.
The Compensation Committee also reviews the level of compensation paid to nonemployee members of the Company’s Board of Directors and makes recommendations to the Board of Directors to modify the level of nonemployee directors’ compensation when appropriate.
Executive Compensation Philosophy
The Compensation Committee retained independent compensation experts, William M. Mercer, Incorporated (“Mercer”) and The Bankers Bank, in 1996 and 2005, respectively. Mercer and The Bankers Bank conducted an analysis of marketplace executive compensation levels. The scope of the studies by Mercer and The Bankers Bank covered the Company’s Chairman and President and Chief Executive Officer. The objectives of the studies by Mercer and The Bankers Bank were as follows:

•	Analyze the scope, responsibilities and skill requirements of the jobs performed by Messrs. Langley and Hart and compare and contrast to comparable benchmark executive positions found in the marketplace.

•	Develop an appropriate methodology for selecting comparable benchmark jobs, industry categories and a peer group of companies comparable to the Company in terms of business focus, industry classification and size; and competition for senior executives with the skills, expertise and talent demonstrated by the Company’s top two executives.

•	For the appropriate benchmark jobs, industry category and peer company group, collect information on marketplace compensation levels and practices from compensation surveys and peer company proxy statements. The companies included in the peer company group are not necessarily those included in the Nasdaq Insurance Stock Index used to determine the most relevant marketplace compensation levels and to compare actual Company compensation levels.

•	Develop alternate approaches for structuring the total compensation package for the Company’s top two executives, in terms of compensation elements to be used, the mix of total pay and how short- and long-term incentive compensation might be structured to accurately reflect performance.
The studies by Mercer and The Bankers Bank recommended to the Compensation Committee a compensation strategy with the following objectives:
•	To provide a total compensation package that:
-	is competitive with market rates for executives with similar skill, talent and job requirements.

-	is closely linked to the Company’s strategy and the role of covered executives in building shareholder value through growing the book value and, ultimately, the market value of the Company.
•	To retain critical executive talent by:
-	providing a reasonable and competitive level of current income (cash flow).

-	providing for loss of future incentive opportunity if an executive terminates employment before unrealized investment gains are realized.
•	To link executive rewards to shareholder interests by:
-	tying incentive awards to growth in book value and increased market price per share.
The Compensation Committee believes that to accomplish these goals, the executive compensation program should be based on three distinct components: base pay, annual incentives, and long-term incentives. The Company obtains industry and peer group surveys, and consults with independent experts, to evaluate the Company’s executive compensation programs in comparison with those offered by its comparable competitors.
The Company utilized stock appreciation rights beginning with the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the “Program”) as approved by the Company’s shareholders on July 17, 2003 to incentivize directors, officers, consultants, and certain employees. The primary purpose of these stock appreciation rights was to encourage the holders of stock appreciation rights to increase shareholders’ equity by providing a mechanism whereby the holders could participate in increased shareholders’ equity.
The Bankers Bank recommended to the Compensation Committee amending the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program and instituting the PICO Holdings, Inc. 2005 Long-Term Incentive Plan. The PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was amended on September 21, 2005 by the Compensation Committee. Pursuant to the Compensation Committee’s action on September 21, 2005, all outstanding stock appreciation rights were monetized to stop future appreciation; as a result, there are no outstanding stock appreciation rights under the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program.
The PICO Holdings, Inc. 2005 Long-Term Incentive Plan (“Plan”), which was recommended by The Bankers Bank and approved by the Company’s shareholders on December 8, 2005, will permit awards to be made by the Compensation Committee to participants in various forms including freestanding stock-settled stock appreciation rights, stock options, restricted stock, performance awards, deferred compensation awards, and other stock-based awards. On December 12, 2005, the Compensation Committee awarded freestanding stock-settled stock appreciation rights to Mr. Langley and Mr. Hart; see Option/SAR Grants in Last Fiscal Year. The Compensation Committee and the Board of Directors believe that the Plan will continue to closely align the interests of management with shareholders by incentivizing management to increase shareholders’ equity and book value per share. The Company believes that the Plan will result in less volatility in the Company’s financial statements than the former PICO Holdings, Inc. 2003 Stock Appreciation Rights Program when new pronouncements concerning the accounting for stock-based compensation take affect, due to the effects of new financial accounting pronouncements on awards such as cash-settled stock appreciation rights. In addition, the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was impacted by recent U.S. income tax legislation effective in 2005.
The purpose of the Plan is to advance the interests of the Company and its shareholders by providing a variety of incentives for employees, officers, consultants, and nonemployee Directors to increase shareholders’ equity and provide a mechanism whereby the participants in the Plan will be able to participate in an increase in share price. The Plan seeks to achieve this by providing for grants of awards in various forms including stock options, freestanding stock-settled stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, deferred compensation awards, and other forms of stock-based awards, although it is not anticipated that all these forms of awards will be granted simultaneously.
The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related income tax regulations which restrict the deductibility of certain compensation paid to the Company’s Chief Executive Officer and each of the four most highly compensated officers holding office at the end of any year, to the extent such compensation paid to any of these officers exceeds $1,000,000 in any year and fails to qualify for an exemption from the restriction. In view of the Company’s compensation structure, the Committee believes it is unlikely that this will impact the Company in the near future. The Compensation Committee will continue to monitor this.
Executive Compensation Program
The features of the executive compensation program as recommended by Mercer and The Bankers Bank and approved by the Compensation Committee are:
Base Compensation. A fixed rate, to be reviewed annually. Future adjustments will take into account movement in executive compensation levels, changes in job responsibilities, and the size of the Company.
Incentive Awards. Based on growth of book value per share in a fiscal year. Awards are earned when a pre-determined threshold is surpassed. If book value per share of the Company exceeds this threshold, the incentive award is equal to 5% of the increase in book value per share multiplied by the number of shares outstanding at the beginning of the fiscal year. The threshold for 2005 was approximately .43%.
Goals of Compensation Committee
The Compensation Committee attempts to align executive compensation with the value achieved by the executives for the Company’s shareholders. The Company’s compensation program for executives emphasizes a combination of base salary, discretionary bonuses, and long-term incentives designed to attract, retain, and motivate executives who will maximize shareholder value. The Compensation Committee considers individual and Company performance, as well as compensation paid by comparable companies.
Executives also participate in other employee benefit programs, including health insurance, group life insurance, and the Company’s 401(k) Plan.
Discussion of 2005 Compensation for the Chief Executive Officer
As stated above, the Compensation Committee believes the interest of the Company’s shareholders is best served by aligning the CEO’s short-term compensation, over and above a competitive fixed annual rate of pay, with an increase in the Company’s book value per share and higher market value per share. Specifically, a threshold was set at 80% of the S&P 500’s annualized total return for the five previous calendar years, including 2005. For 2005, this threshold was approximately .43%. Since the Company’s book value per share increased by 25.1% in 2005 prior to the accrual of bonus incentive compensation and 7/8 of expenses related to stock appreciation rights, a bonus of $3,013,326 was paid for calendar year 2005 performance. The Committee believes that the compensation provided by this combination of fixed annual compensation and short-term and long-term incentives provides a mechanism to fairly compensate the CEO while providing the CEO with a strong incentive to maximize shareholder value.

Mr. Langley and Mr. Hart each entered into new employment agreements effective January 1, 2006 with the Company for an additional five years. Total compensation is $1,075,000 to Mr. Langley and Mr. Hart each under these employment agreements is on an annual basis, subject to adjustment in January of each year. The $1,075,000 base salary in each employment agreement is subject to annual adjustment in January of each year in the same percentage applicable to the Company’s other staff members in an amount deemed adequate to provide for cost of living, subject to the Committee’s approval, based on several major compensation studies.
The employment agreements provide that if the employee is terminated for any reason other than cause, death, or disability prior to January 1, 2008, the employee shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings. If the employee is terminated for any reason other than cause, death, or disability on or after January 1, 2008, and prior to December 31, 2010, the employee shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings, and minus the amount previously paid to the employee as base salary from January 1, 2008 to the date of termination. In addition to the amount set forth above, the employee shall receive the pro rata portion of the annual incentive award that would have been payable to employee under the employment agreement for the year in which termination occurs.
If the employee terminates employment as a result of death or permanent and total disability before January 1, 2008, the employee or his designated heir shall be paid a lump sum in amount equal to $3,225,000 minus applicable tax withholdings. If the employee terminates employment as a result of death or permanent and total disability, on or after January 1, 2008 and prior to December 31, 2010 the employee or his designated heir shall be paid a lump sum equal to $3,225,000 minus applicable tax withholdings and minus the amount previously paid to the employee as base salary under the employment agreement from January 1, 2008 to the date of termination of employment. In addition to the amount set forth above, the employee shall receive the pro rata portion of the annual incentive award that would have been payable to employee under the employment agreement for the year in which termination occurs.
If the employee terminates employment for any reason prior to December 31, 2010, the employee will receive a lump sum payment (minus applicable tax withholdings) of $500,000 if the employee terminates employment during calendar year 2006. The lump sum amount payable to the employee will decrease by $100,000 each calendar year after 2006.
These employment agreements do not include change in control clauses.
Compensation Committee
John D. Weil, Chairman
Carlos C. Campbell
Richard D. Ruppert, MD
REPORT OF THE AUDIT COMMITTEE
The following is a report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2005.
The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee operates pursuant to a written Charter adopted by the Board. A copy of this Charter is attached as Appendix I to this proxy statement. The members of the Committee as of December 31, 2005 are listed at the end of this report. The Audit Committee has discussed with the Board the level of financial expertise of its members and the Board has determined that the Committee possesses the requisite expertise in the interpretation of financial statements. Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K, Section 401(h) of the Securities Exchange Act of 1934.
Management is responsible for the Company’s internal controls, the financial reporting process and the representations set forth in the statements regarding the financial condition of the Company. The independent auditor of the Company is responsible for both auditing the financial statements presented by management and verifying that such statements are produced in accordance with generally accepted accounting principles. The Committee is responsible for those matters set forth in its Charter. In this regard, the Committee meets separately with management, including the Chief Financial Officer and the auditor. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the foregoing context, the Committee has reviewed with the auditor both the engagement letter and its fees. The Committee has also discussed with the auditor, with and without management present, the auditor’s evaluations of the Company’s internal accounting controls and the Company’s financial reporting systems, policies, procedures and processes. The Committee also discussed with the auditor other matters required by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications and Rule 207of Regulation S-X. The Committee has also reviewed and discussed the Company’s audited financial statements with management.
In 2005, the Committee continued to pay particular attention to the implementation dates and the requirements of the Sarbanes-Oxley Act of 2002.
The auditor provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed the auditor’s independence with both management and the auditor.
Based upon the independent representations of management and the auditor, the Committee’s review of such representations and the report of the auditor to the Committee, the Committee’s review of the audited financial statements of the Company and its discussions with management and the auditor, the Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005.
The undersigned members of the Audit Committee have submitted this Report of the Audit Committee:
Richard D. Ruppert, MD, Chairman
Carlos C. Campbell
S. Walter Foulkrod, III, Esq.
FEES PAID TO DELOITTE & TOUCHE LLP
Aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2004 and December 31, 2005 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates were as follows.

	2004		2005
Audit Fees (a)	$959,772		$1,089,323
Tax Fees (b)	$327,630		$776,343
Audit-Related Fees (c)	$43,305		$31,850
All Other Fees	-0	-	-0	-

(a)	Fees for audit services billed in 2004 consisted of:
•	Audit of the Company’s annual financial statements

•	Reviews of the Company’s quarterly financial statements

•	Statutory and regulatory audits and consents

•	Audit of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002, Section 404
Fees for audit services billed in 2005 consisted of:
•	Audit of the Company’s annual financial statements

•	Reviews of the Company’s quarterly financial statements

•	Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters

•	Audit of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002, Section 404

(b)	Fees for tax services billed in 2004 and 2005 consisted of tax compliance and tax planning and advice:
•	Fees for tax compliance services totaled $136,107 and $210,200 in 2004 and 2005, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:
i.	Federal, state and local income tax return assistance

ii.	Assistance with tax return filings in certain foreign jurisdictions

iii.	Assistance with tax audits and appeals
•	Fees for tax planning and advice services totaled $191,523 and $566,143 in 2004 and 2005, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of :
i.	Tax advice related to structuring certain proposed mergers, acquisitions and disposals

ii.	Tax advice related to the alteration of employee benefit plans

iii.	Tax advice related to an intra-group restructuring
(c)	This represents audit-related fees for the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust.
In considering the nature of services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the “SEC”) to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.
Independent Auditor
Deloitte & Touche LLP was the Company’s independent auditing firm (Independent Registered Public Accounting Firm) for fiscal year 2005. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make any statements they desire, and will be available to respond to appropriate questions from shareholders.
The Audit Committee has not selected or appointed an independent auditing firm for the fiscal year ending December 31, 2006. The Audit Committee customarily makes this selection and appointment in the third quarter.
Pre-Approval Policy
Pursuant to Sections 201 and 202 of the Sarbanes-Oxley Act of 2002, the Audit Committee has recommended and the Board of Directors has approved pre-approval guidelines for all audit and non-audit services to be provided by the Company’s independent auditing firm. These pre-approval guidelines are:
(1)	At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires the Company’s independent auditing firm to perform.

(2)	Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by the Company’s independent auditing firm.

(3)	The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve.

(4)	As permitted by Section 202(3), the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee’s next scheduled meeting.

STOCK PRICE PERFORMANCE GRAPH
The graph below compares cumulative total return of the Company, the S&P 500 Index, and the Russell 2000 Index for the period December 31, 2000 through December 31, 2005.
Comparison 5-Year Cumulative Total Return
Among PICO Holdings, Inc., S&P 500 Index, and Russell 2000 Index
Assumes $100 invested on Jan. 1, 2001
Fiscal Year Ending Dec. 31, 2005
The graph assumes $100 was invested on December 31, 2000 in the Company’s Common Stock, the S&P 500 Index, and the Russell 2000 Index, and that all dividends were reinvested. The performance of PICO Holdings, Inc. stock on this graph represents the historical performance of shares of Citation Insurance Group, which was renamed PICO Holdings, Inc. on November 20, 1996. It does not represent the historical stock performance of Physicians Insurance Company of Ohio.
CODE OF ETHICS
The Company has adopted a Code of Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to the Secretary of the Company, and it is posted on PICO’s web site at www.picoholdings.com.
PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS
The Board of Directors of the Company has established the following process whereby shareholders may communicate with the Board of Directors. Any shareholder wishing to communicate with the Board of Directors as a whole, or with a specific director or directors, may send a letter or communication to the Secretary of the Company. The Secretary will immediately forward said letter or communication to the Board of Directors, or to the directors or director specified. If no director is specified, the Secretary of the Company will immediately forward said letter or communication to the Chairman of the Board of Directors.
SOLICITATION OF PROXIES
The Board of Directors is not aware of any matters other than those specifically stated in the Notice of Annual Meeting which are to be presented for action at the meeting. However, should any further matter requiring a vote of the shareholders arise, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
The cost of this solicitation of proxies is being borne by the Company. In addition to the solicitation of proxies by use of the mail, the Company may use the services of one or more directors, officers or other regular employees of the Company (who will receive no additional compensation for their services in such solicitation) to solicit proxies personally and by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse such firms or persons for reasonable expenses actually incurred by them in so doing.

SHAREHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING
Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices no later than February 20, 2007, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s Proxy Statement for that meeting. Should a stockholder proposal be brought before the 2007 annual meeting of shareholders, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on May 5, 2007.
TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
June 19, 2006

Appendix 1
Audit Committee Charter
This charter shall be reviewed, updated and approved annually by the board of directors.
Role and Independence
The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality, transparency, and integrity of the accounting, auditing and reporting practices of PICO Holdings, Inc. (the “Company”) and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.
The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.
Responsibilities
The audit committee’s primary responsibilities include:
•	Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the Company. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and recommend to the board any actions necessary to oversee the auditor’s independence.

•	Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

•	Providing guidance and oversight to the internal control audit activities of the Company including reviewing the organization, plans and results of such activity.

•	Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the company’s audited financial statements in the company’s annual report on Form 10-K.

•	Reviewing with management and the independent auditor the quarterly financial information prior to the company’s filing of Form 10-Q. This review may be performed by the committee or its chairperson.

•	Discussing with management and the external auditors the quality and adequacy of the Company’s internal controls.

•	Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

•	Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

•	The right to correspond or otherwise communicate with the head of the independent auditing firm engaged by the Company.

•	Obtaining from the Company’s independent auditing firm the annual review conducted by the Public Company Accounting Oversight Board.

+

PICO Holdings, Inc.
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Directors recommends a vote FOR the listed nominees.
  1. Election of two Directors for terms of three years ending in 2009.

	For	Withhold

01 – S. Walter Foulkrod, III, Esq.	☐	☐

02 – Richard D. Ruppert, MD	☐	☐

2. To transact such other business as may be properly brought before the meeting and any adjournment thereof.

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

+
0 0 9 4 1 3 1	1 U P X	C O Y
001CD40001                          00KL9A

Proxy – PICO Holdings, Inc.

Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints John R. Hart and James F. Mosier, or either of them acting alone, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated below, all the shares of Common Stock of PICO Holdings, Inc. (the “Company”) held of record by the undersigned on June 6, 2006 at the Annual Meeting of Shareholders of the Company to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on August 4, 2006 at 9:00 a.m. (PDT), and at any adjournment thereof.

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR item 1.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.
SEE REVERSE SIDE
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site:
WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on August 4, 2006.
THANK YOU FOR VOTING